LIMITED POWER OF ATTORNEY

	    Know by all these presents, that the
undersigned hereby constitutes and
appoints each of Rick D. Gardner and
Kimberly L. Hager, Esq., acting severally, the undersigned's true and lawful attorney-in-fact to:

	    (1) execute for and behalf of the
undersigned, in the undersigned's
capacity as an officer and/or director
of The Banc Corporation (the
"Corporation"), Forms 3, 4 and 5 in
accordance with Section 16(a) of the
Securities Exchange Act of 1934 and
the rules thereunder;

	    (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such
Form 3, 4 or 5 and timely file such form with the United States Securities and Exchange Commission; and


(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	    The undersigned hereby grants to
such attorney-in-fact full power and
authority to do and perform any and
every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers granted herein, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Corporation assuming, any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934.

	    This Power of Attorney shall
remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holding of and transactions in securities issued by the Corporation, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

	    IN WITNESS WHEREOF, the
undersigned has caused this Power of Attorney to be executed as of this 20th day of October, 2005.



									 /s/ James Mailon Kent, Jr.

									 --------------------------
									 James Mailon Kent, Jr.